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                                                                   Exhibit 10.17


                              FORBEARANCE AGREEMENT

            THIS FORBEARANCE AGREEMENT (the "Agreement") is made and entered into as of this _____ day of November, 2001, by and among TRI-STATE OUTDOOR MEDIA GROUP, INC., a Kansas corporation ("Borrower"), on the one hand, and ABLECO FINANCE LLC ("Lender"), a Delaware limited liability company, on the other hand (together with Borrower, the "Parties").

                                    RECITALS

            (a) Borrower and Lender have entered into that certain Financing Agreement, dated as of March 27, 2001 (referred to herein as the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

            (b) To secure its obligations to Lender under the Loan Agreement, Borrower has granted to Lender a security interest in all of the real and personal property owned by Borrower (the "Collateral").

            (c) Borrower acknowledges and agrees that the following Event of Default (the "Existing Default") has occurred and currently exists under the Loan Agreement:

                  i. In violation of Section 6.01(o) of the Loan Agreement, Borrower has failed to hire, within six (6) months of the Effective Date, a Chief Financial Officer reasonably satisfactory to Lender.

            (d) Borrower anticipates that further Events of Default will occur (the "Anticipated Defaults" and together with the Existing Default, the "Designated Defaults") as a result of:

                  i. Borrower's anticipated failure to pay interest on or before December 15, 2001, in respect of Borrower's Senior Notes in violation of Section 8.01(e) of the Loan Agreement; and

                  ii. Borrower's anticipated failure to generate at least $12,200,000 in EBITDA for the quarter ending September 30, 2001, and to generate at least $13,500,000 in EBITDA for the quarter ending December 31, 2001 in violation of
                        Section 6.03(c) of the Loan Agreement.

                  ii. Borrower's anticipated failure to have a Debt to EBITDA Ratio of 9.9 for the quarter ending September 30, 2001 and to have a Debt to EBITDA Ratio of 9.2 for the quarter ending December 31, 2001, in violation of
                        Section 6.03(a) of the Loan Agreement.

            (g) By reason of the Existing Defaults, Lender has the full legal right to exercise its rights and remedies under the Loan Agreement, including the right to repossession and sale of the Collateral, and Lender has no obligation to make any further Advances under the Loan Agreement.
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            (h) Borrower has requested that Lender forbear for a period of time from exercising its rights and remedies under the Loan Agreement and consider, in its absolute discretion, making further Advances under the Loan Agreement notwithstanding that Lender is under no obligation to make any such Advances.

                                    AGREEMENT

            In consideration of the Recitals and of the mutual promises and covenants contained herein, Lender and Borrower agree as follows:

            1. AGREEMENT TO FORBEAR. During the Forbearance Period, Lender will forbear in the exercise of its rights and remedies under the Loan Agreement to take action against Borrower or the Collateral in order to collect the Obligations as a result of the existence of the Designated Defaults.

            2. DEFINITIONS. The following terms shall have the following meanings as used in this Agreement:

            (a) FORBEARANCE PERIOD. That period of time commencing as of the date hereof and ending on the earlier of: (i) the close of business on March 1, 2002; (ii) the date upon which a Termination Event occurs; and (iii) the date upon which a Default hereunder occurs.

            (b) TERMINATION EVENTS. Each and every one of the following described events are herein individually called a "Termination Event", and such events are collectively called "Termination Events":

                  (1) The occurrence of any other Event of Default under the Loan Agreement other than the Designated Defaults or Borrower shall fail to comply with any covenant or other obligation of Borrower under the Loan Agreement, provided, that Borrower shall not be required to cure the Designated Defaults during the Forbearance Period;

                  (2) The Senior Notes shall be accelerated or the holders of the Senior Notes take any enforcement action with respect to the Senior Notes;

                  (3) There is a significant adverse change in the financial condition of Borrower from its condition as of the date of this Agreement or in the ability of Lender to enforce any of its rights against Borrower, or Lender deems its position as a creditor of Borrower to have changed in any significant and adverse respect.

            3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

            (a) RECITALS. The Recitals in this Agreement are true and correct in all respects.


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            (b) INCORPORATION OF REPRESENTATIONS. All representations and warranties of Borrower in the Loan Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof except for the representation in Section 5.01(v).

            (c) EXISTENCE; POWER; AUTHORIZATION. Borrower validly exists as a Kansas corporation. The execution, delivery and performance by Borrower of this Agreement have been duly authorized by all necessary partnership action and Borrower has all requisite power and authority to execute this Agreement and to perform all of its obligations hereunder. This Agreement has been duly executed and delivered by Borrower.

            (d) ENFORCEABILITY. This Agreement is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

            (e) NO VIOLATION. The execution, delivery and performance by Borrower of this Agreement do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the partnership agreement of Borrower, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected, or (iv) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower, whether now owned or hereafter acquired, other than liens in favor of Lender.

            (f) OBLIGATIONS ABSOLUTE. The obligation of Borrower to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loan.

            4. CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT. This Agreement and Lender's agreement to forbear set forth in Section 1 above shall not be effective unless and until each of the following conditions shall have been met to the satisfaction of Lender and its counsel:

            (a) Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement together with the Reaffirmation and Consent attached hereto as Exhibit B, duly executed by each party thereto;

            (b) Lender shall have received, in form and substance satisfactory to Lender, a detailed operating budget for the months of November and December of 2001, which 60 day budget shall be updated and provided to Lender on a monthly basis during the Forbearance Period (the "Budget);

            (c) Other than the Designated Defaults, no Default or Event of Default shall exist;


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            (d) Lender shall have received such other and further documents, instruments and certificates as Lender and its counsel shall reasonably request, all in form and substance satisfactory to Lender and its counsel.

            5.    FURTHER ADVANCES.

            Borrower has indicated to Lender that Borrower intends to request that Lender make further Advances to Borrower notwithstanding the fact that Lender has no obligation to make such Advances due to the continuance of the Existing Default.

            Lender shall continue to make Advances under the Loan Agreement during the Forbearance Period, notwithstanding the existence of the Designated Events of Default, but subject to all the limitations on the amount of such Advances under the Loan Agreement and all other terms and conditions of the Loan Agreement, including, without limitation, its right to cease making Advances under the Loan Agreement and to declare the Obligations immediately due and payable upon the occurrence of any Event of Default other than the Designated Events of Default; provided however, that Lender shall have no obligation to make any requested Advance unless Borrower's request for such Advance is supported by a detailed statement of the intended uses of the proceeds of such requested Advance that is consistent with the Budget delivered by Borrower to Lender, and such request is accompanied by a reconciliation of the use of the proceeds of all prior Advances during the Forbearance Period to such Budget acceptable to Lender.

            6.    COLLATERAL.

            (a) REAFFIRMATION OF PLEDGE OF COLLATERAL. Borrower hereby reaffirms and confirms that Borrower has granted Lender a Lien upon and security interest in, and hereby grants Lender a lien upon and security interest in, all of the personal property of Borrower on the terms and conditions set forth in the Security Agreement, including but not limited to all right, title and interest of Borrower in and to the personal property listed in Exhibit A hereto, which
Exhibit is incorporated herein by reference.

            (b) FURTHER ASSURANCES. At Lender's request, Borrower shall execute UCC financing statements and other instruments, assignments or documents as are necessary or desirable to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required or desirable to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents, including, without limitation, landlord and mortgagee waivers, warehousemen and bailee letters, dominion of accounts and bank consent agreements, third party consents, intercreditor agreements and other agreements, in each case in form and substances satisfactory to Lender.


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            7.    DEFAULT.  Each of the following shall constitute a "Default"
hereunder:

            (a) the existence of any Event of Default (other than a Designated Default) under the Loan Agreement; or

            (b) Borrower shall fail to keep or perform any of the covenants or agreements contained herein; or

            (c) any representation or warranty of Borrower herein shall be false, misleading or incorrect in any material respect.

            8. EFFECT AND CONSTRUCTION OF AGREEMENT. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

            (a) impair the validity, perfection or priority of any lien or security interest securing the Obligations;

            (b) waive or impair any rights, powers or remedies of Lender under the Loan Documents upon termination of the Forbearance Period, with respect to the Designated Defaults or otherwise;

            (c) constitute an election of remedies to the exclusion of any other remedies; or

            (d) constitute an agreement by Lender or require Lender to extend the Forbearance Period, or grant additional forbearance periods, or extend the term of the Loan Agreement or the time for payment of any of the Loans.

            9.    MISCELLANEOUS.

            (a) FURTHER ASSURANCES. Borrower agrees to execute such other and further documents and instruments as Lender may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Loan Agreement.

            (b) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

            (c) SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.


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            (d) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be
executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

            (e) NOTICES. Any notices with respect to this Agreement shall be given in the manner provided for in the Loan Agreement.

            (f) SURVIVAL. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrower contained herein shall survive the termination of the Forbearance Period and payment in full of the Term Notes of Borrower under the Loan Agreement.

            (g) AMENDMENT. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

            10. GOVERNING LAW.. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

            11. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 10.01 OF THE LOAN AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY


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CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE
EXTENT THAT EACH LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            12. WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY AND THE LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.


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            IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed and delivered on the date first set forth above.

                              TRI-STATE OUTDOOR MEDIA GROUP, INC., a Kansas corporation


                              By:   _______________________________________
                                    Name:
                                    Title: President


                              ABLECO FINANCE LLC
                              a Delaware limited liability company


                              By:   ________________________________________
                                    Title:

                                    EXHIBIT B

                            REAFFIRMATION AND CONSENT

            All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Forbearance Agreement, dated as of November __, 2001, to which this reaffirmation and consent is attached (the "Agreement"). The undersigned hereby represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within their powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or (in the case of a corporation) of the terms of its charter or bylaws, or of any contract or undertaking to which any of them is a party or by which any of their properties may be bound or affected; (b) consents to the Agreement; (c) acknowledges and reaffirms its obligations owing to Lender under any guaranties and any other Loan Documents to which it is a party; and
(d) agrees that each of the guaranties and other Loan Documents to which it is a party shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Lender has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Reaffirmation and Consent as of the date first written above.


                                         SGH HOLDINGS, INC., a
                                         Delaware corporation


                                         By:   ________________________________
                                               Name:
                                               Title:
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                                    EXHIBIT A

                              FORBEARANCE AGREEMENT

DEBTOR:     TRI-STATE OUTDOOR MEDIA GROUP, INC.

SECURED
PARTY:      ABLECO FINANCE LLC

            All of Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the "Collateral"):

            a. all accounts and any and all supporting obligations in respect thereof (collectively, "Accounts");

            b. all books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) (collectively, "Books");

            c. all equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing (collectively, "Equipment");

            d. all general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, chooses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral. (collectively, "General Intangibles");

            e. all inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by Debtor as lessor, goods that are furnished by Debtor under a contract of service, and raw materials, work in process, or materials used or consumed in Debtor's business (collectively, "Inventory");

            f. all investment property, and any and all supporting obligations in respect thereto (collectively, "Investment Property");

            g. all letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereto (collectively, "Negotiable Collateral");

            h. all money or other assets of Debtor that now or hereafter come into the possession, custody, or control of Secured Party or any agent or bailee thereof; and

            i. the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

            As used herein:

            "Code" means the New York Uniform Commercial Code, as in effect from time to time.

            "Real Property" means any estates or interests in real property now owned or hereafter acquired by Debtor and the improvements thereto.

            "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

            Any terms used herein that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

            Unless the context hereof clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or."